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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 24, 2001


                               AVATEX CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-8549                                           25-1425889
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


5910 N. CENTRAL EXPRESSWAY, SUITE #1780
DALLAS, TEXAS                                                    75206
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                  214-365-7450
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                                   Page 1 of 5
                             Exhibit Index on Page 3

Item 5.    Other Events

           On September 24, 2001, Avatex Corporation ("Avatex") announced that its 48%-owned subsidiary, Phar-Mor, Inc., filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Youngstown Division. Avatex is not a part of the bankruptcy filing.


           Reference is hereby made to the Press Release, dated September 24, 2001, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.    Financial Statements and Exhibits

(c)        Exhibits

           99 Press Release dated September 24, 2001, issued by Avatex Corporation.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AVATEX CORPORATION
                                               (Registrant)

                                               By: /s/ Robert H. Stone
                                                   ---------------------------
                                                   Robert H. Stone
                                                   Vice President, General
                                                   Counsel and Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION                             PAGE
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    99              Press Release dated September 24, 2001,
                    issued by Avatex Corporation.                            4














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